NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

To the Shareholders of Fresh Breath Industries, Inc.:

     Notice is hereby given that a Special Meeting of the Shareholders of Fresh Breath Industries Inc., a Nevada corporation, (the Company) will be held at Suite 210-195 West 2nd, Vancouver, British Columbia, V5Y1B8 on December 11, 2000 at 10:00 a.m. for the following purposes:

     I. To reverse the present common stock outstanding 11,858,900 on a one for ten basis (1:10) or 1,185,890 shares outstanding.

     II. To ratify an Agreement and Plan of Reorganization to acquire Advanced Interactive, Inc., a Nevada corporation, in exchange for 20,800,000 shares of common stock and 3,500,000 options to purchase stock at $.055 per share.

     III. To amend Article I of the Articles of Incorporation changing the corporate name to:
                           Advanced Interactive, Inc.

     IV. To elect directors for the ensuing year to serve until the next Special Meeting of Shareholders or until their successors are duly qualified. The present Board of Directors of the Company has nominated and recommends FOR the election the following persons:
                           Karim Lakhani
                           Herb Shapiro
                           Catherine Edwards

     V. To transact such other business as may be properly brought before the Special Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business September 30, 2000 as the record date of determination of shareholders entitled to notice of and to vote at the Special Meeting. A list of such shareholders shall be open to the examination of any shareholder at the Special Meeting and for a period of ten days prior to the date of the Special Meeting at the offices of Fresh Breath Industries, Inc.

     Accompanying this is a Proxy. Whether or not you expect to be at the Special Meeting, please sign and date the enclosed Proxy and return it promptly. If you plan to attend the Special Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

     A copy of the Companys Form 10-SB for the Fiscal Year ended December 31, 1999, and the Companys 10-QSB as of September 30, 2000, filed with the Securities and Exchange Commission, is available to shareholders upon request.

     All shareholders are cordially invited to attend the meeting.

By Order of the Board of Directors


Catherine Edwards
Secretary


November 6, 2000
Vancouver, British Columbia, Canada




                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

Vancouver, British Columbia
November 6, 2000

     The Board of Directors of Fresh Breath Industries, Inc., a Nevada corporation (the Company or FBI) is soliciting the enclosed Proxy for use at the Special Meeting of Shareholders of the Company to be held on December 11, 2000 (the Special Meeting), and any adjournments thereof. The Company intends to mail this Proxy Statement and accompanying proxy card on or about November 6, 2000 to all the shareholders entitled to vote at the Special Meeting.

     Unless contrary instructions are indicated on the Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the proposed ten to one reverse split, FOR The ratification of the Agreement and Plan of Reorganization and the issuance of the shares thereto, FOR the amendment to the Articles of Incorporation to change the corporate name to ADVANCED INTERACTIVE, INC., FOR the election of the four nominees for directors named hereto for in said Notice and Attend to any other business which maybe properly come before the Special Meeting and be submitted to a vote of the shareholders.

     A Proxy many be revoked by written notice to the Secretary of the Company at any time prior to the Special Meeting, by executing a later Proxy or by attending the Annul Meeting and voting in person.

     The Company will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by personal interview, telephone, or telegraph, by officers, directors, and other employees of the Company.

     The Companys mailing address is Suite 210-195 W. 2nd Ave, Vancouver, British Columbia V5Y1B8, which is the address of the Companys offices.

                                     VOTING

     Shareholders  at the close of  business on  September  30, 2000 (the Record
Date) will be entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

     As of September 30, 2000, 11,858,900 shares of common stock, par value $.001, of the Company (Common Stock) were outstanding, representing the only voting securities of the Company. Each share of Common Stock is entitled to one vote.

     Votes cast by Proxy or in person at the Special meeting will be counted by the person appointed by the Company to act as Inspector of Election for the Special Meeting. The Inspector of Election will treat shares represented by Proxies that reflect abstentions or include broker non-votes do not constitute a vote FOR or AGAINST any matter and thus will be disregarded in the calculation of votes cast. Any unmarked Proxies, including those submitted by brokers or nominees, will be voted FOR the nominees of the Board of Directors and FOR the nominee as independent accountants, as indicated in the accompanying Proxy card.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Companys Common Stock as of September 30, 2000, by (I) each of the Companys named executive officers and directors, (II) the Companys named executive officers and directors as a group and (III) each person (or group affiliated persons) who is known by the Company to own beneficially more that 5% of the Companys Common Stock.

     The business address is the same as that of the Company unless otherwise indicated.

     For purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission with respect to securities, regardless of any economic interests therein. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Unless otherwise indicated, the business address for each of the individuals listed below.



------------------------ --------------------------
Officers and Directors   Number of Shares                       Percent (1)
                         Beneficially Owned
--------------------------------------------------- ---------------------------
--------------------------------------------------- ---------------------------
Jeff Walters                   1,050,000                            9%
President
139 Sackville, SW Calgary Alberta
Canada T2W0W4
--------------------------------------------------- ---------------------------
--------------------------------------------------- ---------------------------
Ken Trociuk                    1,000,000                            8%
CEO/Director
Ste. 910-510 Burrard St., Vancouver
Canada V6C3A8
--------------------------------------------------- ---------------------------
--------------------------------------------------- ----------------------------
Catherine Edwards               3,900,000                           33%
Secretary
4027 West 31 Ave. Vancouver
Canada  V6S1Y7
--------------------------------------------------- ---------------------------

Management as a Group            5,9500,000                         50%

Other 5% holders

--------------------------------------------------- ---------------------------
Irvine Breath Products               605,000                          5%
1888 Technology Dr. Suite a&B
Irvine, CA 92618
--------------------------------------------------- ---------------------------
(1) Based on 11,858,900 shares of common stock outstanding as of September 20, 2000


                                   PROPOSAL I
                        REVERSE SPLIT OF EXISTING SHARES

     The Board of Directors recommended that all of the common shares outstanding, 11,858,900 shares shall be reversed on a one for ten basis. 11,858,900 will become 1,185,890. This is a condition precedent to the hereinafter proposals. Management recommends FOR the reverse.


                                   PROPOSAL II
               RATIFICATION TO AGREEMENT & PLAN OF REORGANIZATION

     The Board of Directors recommends that the shareholders ratify an Agreement and Plan of Reorganization to acquire all of the assets subject to liabilities of Advanced Interactive, Inc., in exchange for 20,800,000 shares of the authorized but unissued $.001 par value common stock.

     Advanced Interactive, Inc., (AII) is poised to become a significant force in the broadband convergence market. AII is responding to todays insatiable demand for increased bandwidth, speed and interactivity with a uniquely valuable portfolio or core patents and technology solutions which provide integrated, interactive broadband access to: manufactures of TVs, set-top boxes (STBs), VCRs, and PCs; cable and satellite television system companies; content providers in the field of interactive television (ITV); and broadband hardware and software providers.

Their activities are:
     1. Researching and patenting new technologies which support products, services and applications in the area of PC/TV convergence;

     2. Negotiating resolutions with companies which the Company believes have been using and benefiting from AII interactive TV (ITV) technologies (process initiated in September, 1997); Our technologies cover ITV activities over a wide range of broadcast delivery media (satellite, cable, wireless, MMDS, and LMDS); and

     3. Planning and obtaining partners for its SchoolWeb project which will use the Companys Linux-based systems to provide multi-media and high speed Internet-based educational services to schools via broadcasting technologies; and

     4. Providing technologies to cable companies that allow very high speed (27Mb/sec) communication to and from their subscribers.

         Management recommends FOR the acquisition.



                                  PROPOSAL III
                     AMENDMENT TO ARTICLES OF INCORPORATION

     Based on the approval of Proposal 2q and 2 the Board of Directors recommend FOR vote to Amend the Articles of Incorporation NAME, changing the corporate name to:

                           ADVANCED INTERACTIVE, INC.

         Management further recommends the amendment.

                                   PROPOSAL IV
                              ELECTION OF DIRECTORS

     The Board of Directors of the Company has nominated and recommend FOR election as directors four persons names below, one of whom is currently serving as director of the Company. The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated. If any of the nominees should be unable to server and should decline to so do, the discretionary authority provided in the Proxy will be exercised by the present Board of Directors to vote foe a substitute ot substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

     Each shareholder may cast one vote for each share held by him multiplied by the number of directors to be elected, but may not cast more votes than the number of shares owned for any candidate and therefore a simple majority of the shares represented and voting will elect all of the directors. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.

     The Proxy may not be voted for more that four persons.

                         INFORMATION REGARDING NOMINEES

     The information set forth below as to each nominee for Director has been furnished to the Company by the respective nominees.

     Karim Lakhani is the co-founder of AII Multimedia Corp. He holds a Bachelor of Applied Science in Electrical Engineering from the University of British Columbia. From 1993 to 1996, Mr. Lakhani was Vice President of Electronic Cottage International, Inc. During this period he developed News Archival and Retrieval system as well as the internet based US Senate Proceedings Multimedia Archiving and Retrieval system. As President of Orion Technologies, Inc., from June 1996 to June 1997 he directed the development of a secure network for electronic commerce and banking for 79 banks in 33 countries in Asia Pacific. In addition, Mr. Lakhani has marketed technologies to giants such as McDonnel Douglas, Groupe Videotron, Raytheon, and Samsung. Mr. Lakhani provides ingenuity and innovation in creating new AII technologies.

     Herb Shapiro has 26 years of experience as a patent attorney at AT&T Bell Laboratories. During this time, he wrote many of the pioneering patents for semi-conductors. Over his career he has filed about 1,000 patents with virtually 100% issuance rate, Mr. Shapiro is a co-founder of Invention Machine Corporation, a successful Boston based software company. His undergraduate and graduate training in physics at Tufts and Boston Universities, extensive courses in electronics at Northeastern University, Newark College of Engineering and at Bell Labs earn his respect from engineers and scientists.

     Catherine Edwards, has worked in the medical profession for ten years, and manages commercial real estate. She has run her own business for 10 years. (A cattle ranch and a retail wholesale business) She has been involved in financing for public companies Ms. Edwards has a College Business Diploma and a Bachelor of Science from University of British Columbia.



                     RECOMMENDATON OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that shareholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

                                   PROPOSAL V
                                  OTHER MATTERS

     The Board of Directors does not know of any other matter to be presented at the Special Meeting which is not listed on the Notice of the Special Meeting and discussed above. If other matters should properly come before the meeting; however, the persons names in the accompanying Proxy will vote Proxies in accordance with their best judgement.


     The Companys Form 10-KSB for the fiscal year ended December 31, 1999 was filed with the Securities and Exchange Commission in June 2, 2000. Additional information is available to beneficial owners of Common Stock of the Company on the record date for the Special Meeting of Shareholders.

     A copy of the Companys Form 10-KSB/A and 10Q will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a shareholder of the Company at such date. Requests should be directed to the Director of Shareholder relations.

     ALL SHARESHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE EXCLOSED ENVELOPE

BY ORDER OF THE BOARD OF DIRECTORS


Catherine Edwards
Secretary


               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR ANNUAL MEETING OF SHAREHOLDERS ON DECEMBER 11, 2000

     The undersigned hereby appoint Catherine Edwards and each and any of them. As true and lawful agents and proxies with full power of substitution in each, to represent the undersigned in all matters coming before the Special Meeting of Shareholders of Fresh Breath Industries, Inc., to be held at the office of the Company, 210-195 West 2nd, Vancouver, British Columbia V5Y1B8 at 10:00 AM Pacific Time, on Monday December 11, 2000, and any adjournments thereof, and to vote as follows:



     1. APPROVAL FOR A ONE FOR TEN REVERSE SPLIT of the 11,858,900 shares to 1,185,890 outstanding.

                  FOR:____ AGAINST:____              ABSTAINED:____

     2. RATIFICATION OF AN AGREEMENT & PLAN OF REORGANIZATION to acquire 100% of the stock of Advanced Interactive, Inc., a Nevada corporation, in exchange for 20,800,000 shares of authorized and unissued common stock. Stock will bear a restrictive legend.

                  FOR:____ AGAINST:____              ABSTAINED:____

     3. TO AMEND ARTICLE I OF THE ARTICLES OF INCORPORATION to change the corporate name to: ADVANCED INTERACTIVE, INC.

                  FOR:____ AGAINST:____              ABSTAINED:____

4.       ELECTION OF DIRECTORS
         Nominees:  Karim Lakhani, Herb Shapiro, Catherine Edwards.

                  _____ VOTE FOR all nominees listed above.

                  _____ VOTE WITHHELD from all nominees listed above.

     5. OTHER MATTERS In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct

                  FOR:____ AGAINST:____              ABSTAINED:____

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEMS 1 AND 3.

                  PROXY NUMBER                 NUMBER OF SHARES

         ______________________________        ____________________________
         PLEASE SIGN EXACTLY AS NAME
         APPEARS BELOW
                                              _____________________________
                                               DATED

                                              _________________________________
                                               Signature

                                              _________________________________
                                               Signature

     Joint  owners  should  each  sign.   Attorneys-  in-fact,   administrators,
custodians, partners, or corporation officers should give full titles

          PLEASE DATE, SIGN, AND RETURN THE ENCLOSED ENVELOPE PROMPLY.